Commitments and contingencies	12 Months Ended
Dec. 31, 2018
Other Provisions, Contingent Liabilities and Contingent Assets [Abstract]
Commitments and contingencies
27 Commitments and contingencies
The Company is committed to various operating leases for its premises. Expected future minimum lease payments, which also include future payments in connection with utility service agreements and future minimum sublease receipts under non-cancellable operating leases (subleases), as well as future payments in connection with service and manufacturing agreements, as at December 31, 2018 are as follows:

	Minimum lease payments	Minimum sublease receipts	Service and manufacturing	Total
	$	$	$	$
Less than 1 year	408	(117)	2,180	2,471
1 - 3 years	533	(24)	—	509
4 - 5 years	60	—	—	60
More than 5 years	5	—	—	5
Total	1,006	(141)	2,180	3,045

Contingencies
In the normal course of operations, the Company may become involved in various claims and legal proceedings related to, for example, contract terminations and employee-related and other matters.
Securities class action lawsuit
The Company and certain of its current and former officers are defendants in a class-action lawsuit pending in the U.S. District Court for the District of New Jersey, brought on behalf of shareholders of the Company. The lawsuit alleges violations of the Securities Exchange Act of 1934 in connection with allegedly false and misleading statements made by the defendants between August 30, 2011 and November 6, 2014 (the "Class Period"), regarding the safety and efficacy of Macrilen™ (macimorelin) and the prospects for the approval of the Company's New Drug Application for the product by the FDA. The plaintiffs represent a class comprised of purchasers of the Company's common shares during the Class Period and seek damages, costs and expenses and such other relief as determined by the Court. The Company considers the claims that have been asserted in the lawsuit to be without merit and is vigorously defending against them.  The Company cannot, however, predict at this time the outcome or potential losses, if any, with respect to this lawsuit.
Other lawsuits
In late July 2017, the Company terminated for cause the employment agreement of Mr. David A. Dodd, the former President and Chief Executive Officer and it also terminated the employment of Mr. Philip A. Theodore, the former Senior Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary. On August 3, 2017, the Company filed a lawsuit against both Messrs. Dodd and Theodore for damages suffered by the Company for breach of confidence and/or breach of fiduciary duty in an amount to be determined prior to trial. On December 21, 2017, Messrs. Dodd and Theodore brought a counterclaim against the Company and its Chair, Carolyn Egbert, in the amount of CAN$6.0 million alleging, among other things, that defamatory statements were made against Messrs. Dodd and Theodore. On December 21, 2018, the matter was amicably resolved with the Company agreeing to make a payment to Mr. Dodd in the amount of $775. The parties consider their contractual relationship as having been terminated.
Cogas Consulting, LLC ("Cogas") filed a lawsuit against the Company in state court in Fulton County, Georgia on February 2, 2018. The lawsuit was removed to federal court in Georgia.  In the lawsuit, Cogas alleged that its employee (and sole shareholder) John Sharkey was entitled to a "success fee" commission on the Strongbridge License Agreement.  Cogas was claiming damages in the form of a lost commission on the transaction.  Cogas claims its commission is 5% on payments the Company receives within the first three years after January 14, 2018 including 5% of the $24.0 million Strongbridge already paid the Company, plus 5% of any royalty Strongbridge pays the Company through January 17, 2021. On November 5, 2018, the matter was amicably resolved with the Company agreeing to make a payment to Cogas in the amount of $625. The parties now consider their contractual relationship as having been terminated.